EXHIBIT 4(k)


                                FIRST AMENDMENT


FIRST AMENDMENT, dated as of January 16, 1996, among VWR SCIENTIFIC PRODUCTS CORPORATION (formerly known as VWR Corporation) ("VWR"), VWR SCIENTIFIC OF CANADA LTD. ("VWR Canada"), SCIENTIFIC HOLDINGS CORP. ("Scientific Holdings"), VWR SCIENTIFIC INTERNATIONAL CORPORATION, ("VWR International"), the several banks and other financial institutions parties to the Credit Agreement (as hereinafter defined) (individually a "Bank"; collectively, the "Banks"), CORESTATES BANK, N.A., as administrative agent (in such capacity, the "Administrative Agent"), and PNC BANK, NATIONAL ASSOCIATION, as documentation agent.


                             W I T N E S S E T H:


WHEREAS, VWR, VWR Canada, Scientific Holdings, VWR International
(individually, a "Borrower"; collectively, the "Borrowers"), the Banks, the Administrative Agent and the Documentation Agent are parties to a Credit Agreement, dated as of September, 14, 1995 (the "Credit Agreement");

WHEREAS, the Borrowers have requested that the Banks amend (a) the borrowing base provisions of the Credit Agreement and (b) Schedule VII to the Credit Agreement with respect to certain take-or-pay agreements; and

WHEREAS, the Required Banks have agreed to so amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

2.  Amendments to Borrowing Base Provisions.

    (a) Amendment to Subsection 2.1(a). Subsection 2.1(a) of the Credit Agreement is hereby amended by deleting in its entirety clause (x) of such subsection from the words "the U.S. Dollar Borrowing Base" through the words "the Administrative Agent" and inserting in lieu thereof the following:

         "(x) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent minus the amount, if any, by which (A) the aggregate amount of the Canadian Dollar Exposure at such time exceeds (B) the Canadian Dollar Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent"

     (b) Amendment to Subsection 2.4(a). Subsection 2.4(a) of the Credit Agreement is hereby amended by deleting in its entirety clause (B) of such subsection from the words "the U.S. Dollar Borrowing Base" through the words "the Administrative Agent" and inserting in lieu thereof the following:

         "(B) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent minus the amount, if any, by which (I) the aggregate amount of the Canadian Dollar Exposure at such time exceeds (II) the Canadian Dollar Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent"

     (c) Amendment to Subsection 2.13(a). Subsection 2.13(a) of the Credit Agreement is hereby amended by deleting in its entirety clause (x) of such subsection from the words "the U.S. Dollar Borrowing Base" through the words "the Administrative Agent" and inserting in lieu thereof the following:

          "(x) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent minus the amount, if any, by which (I) the aggregate amount of the Canadian Dollar Exposure at such time exceeds (II) the Canadian Dollar Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent"

     (d) Amendment to Subsection 4.1(a). Subsection 4.1(a) of the Credit Agreement is hereby amended by deleting in its entirety the proviso at the end of the first sentence in said subsection from the words "; provided that," through the words "Administrative Agent" and inserting in lieu thereof the following:

         "; provided that, no Canadian Dollar Loan shall be made if, after giving effect to the making of such Loan and the simultaneous application of the proceeds thereof, the sum of (i) the aggregate amount of the Canadian Dollar Exposure at such time, (ii) the aggregate amount of the Revolving Credit Exposure at such time and (iii) the aggregate principal amount of the Swing Line Loans outstanding at such time would exceed the sum of (x) the Canadian Dollar Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent and
(y) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent."

    (e) Amendment to Subsection 4.3(a). Subsection 4.3(a) of the Credit Agreement is hereby amended by inserting at the end of the first sentence of the second paragraph in subsection 4.3(a) immediately after the words "Administrative Agent" the following:

         "and the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent"

    (f) Amendment to Subsection 5.7(c). Subsection 5.7(c) of the Credit Agreement is hereby amended by deleting in its entirety the last sentence of such subsection starting with the words "If any" and ending with the words "amount of such excess" and inserting in lieu thereof the following:

         "If, at the time of delivery of a U.S. Dollar Borrowing Base Certificate or a Canadian Dollar Borrowing Base Certificate, the sum of (i) the aggregate amount of the Canadian Dollar Exposure at such time, (ii) the aggregate amount of the Revolving Credit Exposure at such time and (iii) the aggregate principal amount of the Swing Line Loans outstanding at such time shall exceed the sum of (x) the U.S. Dollar Borrowing Base as of the date of the most recent U.S. Dollar Borrowing Base Certificate furnished to the Administrative Agent and (y) the Canadian Borrowing Base as of the date of the most recent Canadian Dollar Borrowing Base Certificate furnished to the Administrative Agent, the applicable Borrower(s) shall prepay the Revolving Credit Loans, the Swing Line Loans and/or the Canadian Dollar Loans on the date such Certificate is delivered to the Administrative Agent in an aggregate amount equal to the amount of such excess. At the time of any such prepayment, the Borrowers shall specify in writing to the Administrative Agent whether such prepayment is of Revolving Credit Loans, Swing Line Loans, Canadian Dollar Loans or, if a combination thereof, the amount of each being prepaid."

3.  Amendments to Credit Agreement Regarding Take-Or-Pay Agreements.

    (a) Amendment to Subsection 9.10. Subsection 9.10 of the Credit Agreement is hereby amended by (I) inserting immediately before the phrase "Contingent Obligations" in clause (c) thereof the word "other"; (ii) renumbering clause (c) of that subsection as clause (e); and (iii) renumbering clause (e) of that subsection as clause (c).

    (b) Amendment to Schedule VII. Schedule VII of the Credit Agreement is hereby amended by deleting such Schedule in its entirety and inserting in lieu thereof a new Schedule VII a copy of which is attached to this First Amendment as Exhibit A hereto.

4. Representations and Warranties. Each of the Borrowers hereby represents and warrants to the Banks and the Agents that:

    (a) There exists no Default or Event of Default under the Credit Agreement as amended hereby;

    (b) The representations and warranties made in the Credit Agreement are true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof; and

    (c) The execution and delivery of this First Amendment by and on behalf of each Borrower has been duly authorized by all requisite action on behalf of the Borrowers and this First Amendment constitutes the legal, valid and binding obligation of each Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

5. Effectiveness. This First Amendment shall become effective upon the Administrative Agent receiving counterparts hereof duly executed by each Borrower and the Required Banks. If and when this First Amendment becomes effective, the amendments to the Credit Agreement set forth in Paragraph 3 hereof shall be deemed to have been effective on and as of the Closing Date.

6. Limited Effect. Except as expressly amended by this First Amendment, the Credit Agreement shall continue to be, and shall remain, unaltered and in full force and effect in accordance with its terms.

7. Release and Indemnity. Recognizing and in consideration of the Banks' and the Administrative Agent's agreement to the amendments set forth herein, each Borrower hereby waives and releases the Banks and the Agents and their officers, attorneys, agents, and employees from any liability, suit, damage, claim, loss or expense of any kind or nature whatsoever and howsoever arising that such Borrower ever had or now has against any of them arising out of or relating to any Bank's or any Agent's acts or omissions with respect to this First Amendment, the Credit Agreement, the other Loan Documents or any other matters described or referred to herein or therein. Each Borrower further hereby agrees to indemnify and hold the Agents and the Banks and their officers, attorneys, agents and employees harmless from any loss, damage, judgment, liability or expense (including counsel fees) suffered by or rendered against the Banks or the Agents or any of them on account of anything arising out of this First Amendment, the Credit Agreement, the other Loan Documents or any other document delivered pursuant thereto up to and including the date hereof; provided that, no Borrower shall have any obligation hereunder to any Bank or Agent with respect to indemnified liabilities arising from the gross negligence or willful misconduct of such Bank or Agent.

8.  Miscellaneous.

    (a) Expenses. Each Borrower agrees to pay all of the Administrative Agent's reasonable out-of-pocket expenses incurred in connection with the preparation, negotiation and execution of this First Amendment including, without limitation, the reasonable fees and expenses of Ballard Spahr Andrews & Ingersoll.

    (b) Governing Law. This First Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

    (c) Successor and Assigns. The terms and provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Borrowers, the Agents and the Banks and their respective successors and assigns.

    (d) Counterparts. This First Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument.

    (e) Headings. The headings of any paragraph of this First Amendment are for convenience only and shall not be used to interpret any provision hereof.

    (f) Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


ATTEST:                           VWR SCIENTIFIC PRODUCTS CORPORATION


By:                               By:
   -----------------------------     ------------------------------
   Name:                             Name:
   Title:                            Title:


ATTEST:                            VWR SCIENTIFIC OF CANADA LTD.


By:                                By:
   -----------------------------      -----------------------------
   Name:                              Name:
   Title:                             Title:


                                   SCIENTIFIC HOLDINGS CORP.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


ATTEST:                            VWR SCIENTIFIC INTERNATIONAL
                                     CORPORATION


By:                                By:
   ----------------------------       ----------------------------
   Name:                              Name:
   Title:                             Title:


                                   CORESTATES BANK, N.A.
                                     as a Bank and as
                                     Administrative Agent

                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   PNC BANK, NATIONAL ASSOCIATION
                                     as a Bank and as
                                     Documentation Agent


                                    By:
                                       ---------------------------
                                       Name:
                                       Title:


                                   SEATTLE-FIRST NATIONAL BANK


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


                                   BANK OF AMERICA CANADA


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:


                                   BANK OF AMERICA NATIONAL TRUST
                                    AND SAVINGS ASSOCIATION


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   THE FIRST NATIONAL BANK OF
                                    BOSTON


                                   By:
                                      ----------------------------

                                      Name:
                                      Title:


                                   BAYERISCHE LANDESBANK
                                    GIROZENTRALE,
                                    Cayman Islands Branch


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------
                                      Name:
                                      Title

                                   COMMERZBANK, A.G.


                                   By:
                                      --------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   DEUTSCHE BANK AG, New York
                                    Branch and/or Cayman Islands
                                    Branch


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   DG BANK DEUTSCHE
                                    GENOSSENSCHAFTSBANK,
                                    New York Branch and/or

                                    Cayman Islands Branch


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   DRESDNER BANK AG, New York
                                    Branch and Grand Cayman
                                    Branch


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   THE FUJI BANK, LIMITED


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:

                                   LTCB TRUST COMPANY


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                   THE NIPPON CREDIT BANK, LTD.


                                   By:
                                      ----------------------------
                                      Name:
                                      Title:


                                  THE BANK OF NEW YORK


                                  By:
                                     -----------------------------
                                     Name:
                                     Title:


                                 THE BANK OF NOVA SCOTIA


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 By:
                                    -----------------------------
                                    Name:
                                    Title:


                                 BANQUE FRANCAISE DU COMMERCE
                                  EXTERIEUR


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 By:
                                    -----------------------------

                                    Name:
                                    Title:


                                 CREDIT LYONNAIS
                                  CAYMAN ISLAND BRANCH


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:



                                 MELLON BANK, N.A.


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 NATIONAL BANK OF CANADA


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 NATIONAL CITY BANK


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 THE ROYAL BANK OF SCOTLAND plc


                                 By:
                                    -----------------------------
                                    Name:
                                    Title:

                                 SOCIETE GENERALE

                                 By:
                                    -----------------------------
                                    Name:
                                    Title:



(..continued)